Ascendant Balanced Fund

Class	A	shares	ATBAX
Class	C	shares	ATBTX
Class	I	shares	ATBIX

Ascendant Natural Resources Fund

Class	A	shares	NRGAX
Class	C	shares	NRGCX
Class	I	shares	NRGIX

Ascendant Deep Value Convertibles Fund

Class	A	shares	AEQAX
Class	C	shares	AEQCX
Class	I	shares	AEQIX

each a series of Northern Lights Fund Trust

Supplement dated March 27, 2014 to the Prospectus

dated January 27, 2014

Effective March 10, 2014 the Ascendant Natural Resources Fund invests directly, rather than through a “master-feeder” structure, and the prospectus is hereby revised accordingly.

The investment advisory fee remains 1.35% (as currently reflected in the Fund’s Expense Table on page 6 of the prospectus, to be paid by the investment adviser to the Fund under a new advisory agreement approved by shareholders of the Ascendant Natural Resources Fund at a meeting held on March 3, 2014.

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Effective immediately, James H. Lee replaces Todd Smurl as a portfolio manager of the Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant Deep Value Convertibles Fund (the “Funds”) and is responsible for the day-to-day management of the Funds.  The investment objective, principal investment strategies and principal risks of the Funds will not change.

Effective immediately, the following replaces certain information related to the “Portfolio Manager” on pages 5, 9 and 14 of the Prospectus:

Portfolio Manager: James H Lee, President of the Adviser serves the Fund as its Portfolio Manager since 2014.

The following replaces certain information in the section titled “Portfolio Manager” on page 22 of the Prospectus:

Portfolio Manager: James H. Lee is primarily responsible for the day-to-day management of the Funds. James. H. Lee became Portfolio Manager to the Funds in April 2014.  He had served on the Adviser’s Investment Committee since the Funds commenced operations in October 2011.

James H. Lee

James H. Lee has served as the President of Ascendant Advisors Group, LLC since 2009 and serves on the Investment Committee since its inception. He is a Member, Investment Committee Member, Founder and Former President of Momentum Securities, LLC (1999-2003); and was E&Y Entrepreneur of the Year 2001. Former Chairman of the Board of Trustees,  Teacher Retirement System of Texas from 2006 to 2009 and Former Trustee, Texas Growth Fund (2008-2009) and worked in The First Boston Corporation M&A Group in the early 1990s. Mr. Lee attended the University of Texas at Austin (MBA), University of Texas at Austin (BBA, Finance), and London Business School (Executive Hedge Fund Program).

The portfolio manager continues to be supported by the adviser’s Investment Committee and other senior personnel as stated in the prospectus.

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The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 27, 2014, as updated March 27, 2014, which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-5ASCEND.

Please retain this Supplement for future reference.

Ascendant Balanced Fund

Class	A	shares	ATBAX
Class	C	shares	ATBTX
Class	I	shares	ATBIX

Ascendant Natural Resources Fund

Class	A	shares	NRGAX
Class	C	shares	NRGCX
Class	I	shares	NRGIX

Ascendant Deep Value Convertibles Fund

Class	A	shares	AEQAX
Class	C	shares	AEQCX
Class	I	shares	AEQIX

each a series of Northern Lights Fund Trust

Supplement dated March 27, 2014 to the

Statement of Additional Information (“SAI”) dated January 27, 2014

Effective March 10, 2014 the Ascendant Natural Resources Fund invests directly, rather than through a master feeder structure, and any references to the master fund or master feeder structure are hereby revised accordingly.

Effective immediately, James H. Lee replaces Todd Smurl as a portfolio manager of the Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant Deep Value Convertibles Fund (the “Funds”) and is responsible for the day-to-day management of the Funds.  The investment objective, principal investment strategies and principal risks of the Funds have not changed.

Effective immediately, the following replaces the information in the section titled “Portfolio Manager” on pages 47 and 48 of the SAI:

PORTFOLIO MANAGER

The following table lists the number and types of accounts managed by the Portfolio Manager, in addition to those of the Funds, and assets under management in those accounts as of March 1, 2014:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
James H. Lee	0	$0	0	$0	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
James H. Lee	0	$0	0	$0	0	$0

Conflicts of Interest.

As indicated in the table above, portfolio manager at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over a Fund.  The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager receives a salary and may be eligible for a bonus based on the performance of the Adviser.  Mr. Lee is also an equity owner of the Adviser, and therefore may share in the advisor's profits.

Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in each Fund as of March 1, 2014.

James H. Lee
Name of Fund	Dollar Range of Equity Securities in the Fund
Ascendant Balanced Fund	Over $1,000,000
Ascendant Natural Resources Fund	$100,001 - $500,000
Ascendant Deep Value Convertibles Fund (formerly Ascendant Diversified Income & Growth Fund)	$100,001 - $500,000

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 27, 2014, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-5ASCEND.

Please retain this Supplement for future reference.